UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 2, 2001
                                                       -------------------


                              INTERMOST CORPORATION
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)


           Utah                     0-30430                    87-0418721
-----------------------------     -------------           ----------------------
(State or other jurisdiction       (Commission              (IRS Employer
 of incorporation)                 file number)           Identification Number)


                43 Floor, 3005 Renmin Rd.(South), Shenfang Plaza
                             Shenzhen, China 518005
                  --------------------------------------------
               (Address of principal executive offices)(Zip Code)


                                 86 755 220 1941
                   -------------------------------------------
              (Registrant's telephone number, including area code)


               --------------------------------------------------
         (Former name and former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant

         The Registrant has engaged PricewaterhouseCoopers ("PWC") as its new independent accountants as of February 2, 2001. Prior to the engagement of PWC, the Company did not consult with such firm regarding the application of accounting principles to a specific completed or contemplated transaction, or any matter that was either the subject of a disagreement or a reportable event. The Company also did not consult with PWC regarding the type of audit opinion which might be rendered on the Company's financial statements and no oral or written report was provided by PWC.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     INTERMOST CORPORATION

Dated: February 7, 2001
                                                     By:   /s/ Jun Liang
                                                          ---------------
                                                           Jun Liang
                                                           President